Non-current financial assets and other non-current assets	6 Months Ended
Jun. 30, 2025
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Non-current financial assets

Note 8. Non-current financial assets and other non-current assets

	As of December 31,	As of June 30,
	2024	2025
	$ in thousands
Deposits and financial investments	869	31,237
Restricted cash	4,556	2,320
Other financial assets	2,096	1,934
Non-current financial assets	7,521	35,491
Research tax credit	11,594	16,127
Other non-current assets	11,594	16,127

The $30.4 million increase in non-current deposits between December 31, 2024 and June 30, 2025 is mainly due to a fixed term bank deposit invested in April 2025 and maturing in October 2026, amounting to $30.2 million (including accrued interest).

As of June 30, 2025, our restricted cash primarily consists of $2.1 million for our leased premises in Raleigh and $0.2 million for our leased premises in New York. The decrease of $2.2 million since December 31, 2024 is mainly due to a reclassification in current financial assets (see Note 11) of our restricted cash related to leased equipment in Raleigh for $2.0 million.

As of June 30, 2025 and December 31, 2024, other financial assets relate to our net investment in the partial sublease of our premises in New York accounted for as a finance lease.

Other non-current assets correspond to research tax credit receivables, which are deemed to be recovered according to the new tax timeline in three years period.